Exhibit 99.1




                    CERTIFICATION OF CEO AND CFO PURSUANT TO
                               18 U.S.C. Section 1350,
                             AS ADOPTED PURSUANT TO
                    Section 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of DT Solutions, Inc.. (the Company), on Form 10-QSB for the quarter ending June 30, 2001 as filed with the Securities and Exchange Commission (the Report), we, Anthony Albertini and June Cuba, Chief Executive Officer and Chief Financial Officer, respectively, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to our knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Anthony Albertini
-------------------------------
Anthony Albertini
Chief Executive Officer
October 25, 2002


/s/ June Cuba
-------------------------------
June Cuba
Chief Financial Officer
October 25, 2002


This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.